INDEPENDENT AUDITORS' CONSENT

The Board of Directors
   Cybertel Communications Corporation

We consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated February 25, 2000 for the years ended December 31, 1999 and 1998 (restated).


MALONE & BAILEY, PLLC
Houston, Texas

April 25, 2000